                                     AMENDED

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                13 1/2% FIRST MORTGAGE NOTES DUE DECEMBER 1, 2006
                           FOR ALL OF THE OUTSTANDING
                13 1/2% FIRST MORTGAGE BONDS DUE DECEMBER 1, 1998
                                       AND

                                  CONSENT FORM

                                       OF
                              PIONEER FINANCE CORP.

            PURSUANT TO THE SUPPLEMENT DATED NOVEMBER 14, 1998 TO THE
              OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT
                             DATED OCTOBER 23, 1998


--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 24, 1998, UNLESS EXTENDED (THE "EXCHANGE EXPIRATION DATE"). THE CONSENT SOLICITATION AND REVOCATION RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 24, 1998, UNLESS EXTENDED (THE "SOLICITATION EXPIRATION DATE"). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE SOLICITATION EXPIRATION DATE AND WILL AUTOMATICALLY EXPIRE IF THE REQUISITE CONSENTS ARE NOT OBTAINED (AS SUCH TERMS ARE DEFINED IN THE OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT).
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER AND/OR CONSENT AND AGREE TO BE BOUND BY THE PROPOSED CONSENTS, THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM SHOULD BE COMPLETED, SIGNED, AND SUBMITTED TO THE EXCHANGE/SOLICITATION AGENT:

                        IBJ SCHRODER BANK & TRUST COMPANY

            BY MAIL:                 BY FACSIMILE:     BY HAND OR OVERNIGHT DELIVERY:
IBJ Schroder Bank & Trust Company    (212) 858-2611    IBJ Schroder Bank & Trust Company
           P.O. Box 84                                         One State Street
      Bowling Green Station            To Confirm:            New York, NY 10004
     New York, NY 10274-0084         (212) 858-2103       Attn: Securities Processing
 Attn: Reorganization Operations                         Window, Subcellar One, (SC-1)
          Department

 DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM TO AN ADDRESS
  OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL
                        NOT CONSTITUTE A VALID DELIVERY.

         For any questions regarding this Amended Letter of Transmittal and Consent Form or for any additional information you may contact the Exchange/Solicitation Agent or the Information Agent.

                             The Information Agent:

                              D.F. KING & CO., INC.
                           77 Water Street, 20th Floor
                            New York, New York 10005
                            Toll free (800) 628-8538
                                       or
                      Banks and Brokers call (212) 425-1685

         The undersigned hereby acknowledges receipt of the Supplement dated November 14, 1998 (the "Supplement") to the Offering Circular and Consent Solicitation Statement dated October 23, 1998 (the "Joint Offering Circular/Consent Solicitation Statement" and, together, with the Supplement, the "Amended Joint Offering Circular/Consent Solicitation Statement"), this Amended Letter of Transmittal and Consent Form (the "Amended Letter of Transmittal and Consent Form") and the Joint Offering Circular/Consent Solicitation Statement, which together constitute the offer by Pioneer Finance Corp., a Nevada corporation (the "Company"), upon the terms and subject to the conditions set forth in the Joint Amended Joint Offering Circular/Consent Solicitation Statement and the Amended Letter of Transmittal and Consent Form to exchange a principal amount of its 13 1/2% First Mortgage Notes due December 1, 2006 (together with the PIK Notes, the "New Notes") equal to the principal amount of all its outstanding 13 1/2% First Mortgage Bonds due December 1, 1998 (the "Old Notes") properly tendered for exchange and not withdrawn, less the principal amount of Old Notes repurchased by the Company, as described in the Joint Offering Circular/Consent Solicitation Statement under the caption "The Exchange Offer--Acceptance of Old Notes for Exchange; Delivery of New Notes; Payment of Interest and Repurchase of Old Notes." The Exchange Offer is subject to certain conditions. See "The Exchange Offer--Conditions of the Exchange Offer" in the Joint Offering Circular/Consent Solicitation Statement.

         In the event that the Exchange Offer is not consummated, the Company is soliciting (the "Consent Solicitation") the consents (the "Consents") of the registered holders (individually, a "Holder" and collectively the "Holders") of the Old Notes and their agreement to be bound by certain proposals (the "Proposed Consents") as described in the Amended Joint Offering Circular/Consent Solicitation Statement and in this Amended Letter of Transmittal and Consent Form.

         Capitalized terms used herein without definition shall have the meanings ascribed to them in the Joint Offering Circular/Consent Solicitation Statement or the Supplement. The offer to exchange, as amended and supplemented by the Supplement, is referred to as the "Exchange Offer." The solicitation for consents, as amended and supplemented by the Supplement, is referred to as the "Consent Solicitation" and the consents sought by the Consent Solicitation, as amended and supplemented herein, are referred to as the "Consents."

CASH PAYMENTS TO HOLDERS UPON EXCHANGE/CONSENT

         Upon a successful consummation of the Exchange Offer, the Company will pay in cash accrued and unpaid interest through December 1, 1998 (approximately $4.1 million) with respect to all Old Notes that are properly tendered and not withdrawn and repurchase on a pro rata basis from all Holders who properly tender and do not withdraw Old Notes before the Exchange Expiration Date an aggregate of approximately $2.8 million principal amount of Old Notes (the "Tendering Holder Repurchase Amount"). See "The Exchange Offer--Repurchase of Old Notes" in the Joint Offering Circular/Consent Solicitation Statement.

         If the Exchange Offer is not consummated but as of the Solicitation Expiration Date the Company has received and accepted Consents from Holders with respect to at least $42 million principal amount of outstanding Old Notes, the Proposed Consents (as described in the Supplement) will become effective and the Company will repurchase on a pro rata basis from the Holders of Old Notes with respect to which Consents have been properly furnished and not revoked an aggregate of $6.5 million principal amount of Old Notes, together with accrued and unpaid interest thereon (approximately $400,000) through the Solicitation Expiration Date (the "Consenting Holder Repurchase Amount"), assuming Consents are received with respect to 100% of the outstanding Old Notes. Of the approximate $6.9 million cash to be paid, the Company will allocate approximately $6.5 million to payment of an equivalent principal amount of the Old Notes that are repurchased and approximately $400,000 to the payment of accrued and unpaid interest thereon. By consenting to the Consent Solicitation, a Holder agrees to allocate the cash received for the principal amount of the Old Notes and accrued and unpaid interest thereon in the same manner in which the Company will make such allocation. To the extent Consents are received with respect to less than 100% of the outstanding Old Notes, the principal amount of Old Notes repurchased upon consummation of the Consent Solicitation will be reduced proportionately. For example, if Consents are received with respect to 90% of the outstanding Old Notes (or $54 million), an aggregate of $5.85 million principal amount of Old Notes will be purchased. See "Modifications to the Solicitation--Repurchase of Old Notes" in the Supplement.

         HOLDERS OF OLD NOTES MAY (I) TENDER FOR EXCHANGE ANY OR ALL OLD NOTES HELD BY SUCH HOLDER PURSUANT TO THE EXCHANGE OFFER; OR (II) CONSENT TO AND AGREE TO BE BOUND BY THE PROPOSED CONSENTS WITH RESPECT TO ANY OR ALL OLD NOTES HELD BY SUCH HOLDER PURSUANT TO THE CONSENT SOLICITATION; OR (III) BOTH TENDER FOR EXCHANGE

AND CONSENT AND AGREE TO BE BOUND BY THE PROPOSED CONSENTS WITH RESPECT TO ANY OR ALL OLD NOTES HELD BY SUCH HOLDER.

         TO TENDER FOR EXCHANGE ANY OR ALL OLD NOTES HELD BY SUCH HOLDERS PURSUANT TO THE EXCHANGE OFFER, PLEASE SEE PART I--TENDERS. HOLDERS MUST COMPLETE BOX 1 ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" AND SIGN THE ATTACHED "TENDERING HOLDER SIGNATURE" BOX ON PAGE 6 OF THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM.

         TO CONSENT TO AND AGREE TO BE BOUND BY THE PROPOSED CONSENTS WITH RESPECT TO ANY OR ALL OF THE OLD NOTES HELD BY SUCH HOLDERS PURSUANT TO THE CONSENT SOLICITATION, PLEASE SEE PART II--CONSENTS. HOLDERS MUST CHECK "CONSENTS" IN THE SECTION ENTITLED "PART II--CONSENTS," COMPLETE BOX A ENTITLED "DESCRIPTION OF OLD NOTES AS TO WHICH CONSENT IS GIVEN" AND SIGN THE ATTACHED "CONSENTING HOLDER SIGNATURE" BOX ON PAGE 13 OF THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM.

         TO BOTH TENDER FOR EXCHANGE AND CONSENT TO AND AGREE TO BE BOUND BY THE PROPOSED CONSENTS WITH RESPECT TO ANY OR ALL OF THE OLD NOTES HELD BY SUCH HOLDERS, PLEASE SEE PARTS I AND II. SUCH HOLDERS MUST COMPLETE THE APPROPRIATE SECTIONS OF PART I TO TENDER OLD NOTES FOR EXCHANGE, COMPLETE THE APPROPRIATE SECTIONS OF PART II TO CONSENT TO THE PROPOSED CONSENTS, COMPLETE BOX 1 ENTITLED "DESCRIPTION OF OLD NOTES TENDERED," COMPLETE BOX A ENTITLED "DESCRIPTION OF OLD NOTES AS TO WHICH CONSENT IS GIVEN," CHECK "CONSENTS" IN THE SECTION ENTITLED "PART II--CONSENTS" AND SIGN BOTH THE "TENDERING HOLDER SIGNATURE" AND "CONSENTING HOLDER SIGNATURE" BOXES.

         To validly tender Old Notes for exchange and/or consent to the Proposed Consents, Holders of certificates representing such Old Notes must deliver such certificates and all other documents required by this Amended Letter of Transmittal and Consent Form to the Exchange/Solicitation Agent. See "Instructions to Amended Letter of Transmittal and Consent Form."

         DELIVERY OF EITHER THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM OR THE ORIGINAL LETTER OF TRANSMITTAL AND CONSENT FORM (BLUE) WHICH ACCOMPANIED THE JOINT OFFERING CIRCULAR/CONSENT SOLICITATION STATEMENT WILL SATISFY THE LETTER OF TRANSMITTAL AND CONSENT FORM DELIVERY REQUIREMENTS FOR VALIDLY TENDERING OLD NOTES IN THE EXCHANGE OR FURNISHING VALID CONSENTS IN THE SOLICITATION. ANY HOLDER THAT SUBMITS THE ORIGINAL LETTER OF TRANSMITTAL AND CONSENT FORM (BLUE) AND DOES NOT WITHDRAW SUCH HOLDER'S TENDER OR REVOKE SUCH HOLDER'S CONSENT PRIOR TO THE EXCHANGE EXPIRATION DATE OR THE SOLICITATION EXPIRATION DATE, AS APPLICABLE, WILL BE DEEMED TO HAVE TENDERED IN THE EXCHANGE OFFER AND/OR FURNISHED THE CONSENTS, IN EACH CASE AS AMENDED BY THE SUPPLEMENT.

                                PART I - TENDERS

 (TO BE COMPLETED BY HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER)

         The undersigned hereby tenders for exchange the Old Notes described in Box 1 ("Description of Old Notes Tendered") below upon the terms and subject to the conditions described in the Amended Joint Offering Circular/Consent Solicitation Statement and this Amended Letter of Transmittal and Consent Form. The undersigned is the Holder of all the Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes ("Beneficial Owners") valid instructions which authorize and instruct the undersigned to take the action described in this Amended Letter of Transmittal and Consent Form.

         Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to and under the tendered Old Notes. Holders who tender and do not withdraw their Old Notes will receive upon acceptance of the Old Notes by the Company New Notes therefor in a principal amount equal to the principal amount thereof less the principal amount of such Old Notes repurchased in the Exchange Offer. See "The Exchange Offer--Repurchase of Old Notes" in the Joint Offering Circular/Consent Solicitation Statement.

         If Old Notes not tendered or not exchanged are to be delivered to a person other than to the Holder of the Old Notes tendered or to an address other than that of the Holder of such Old Notes, such Holder should so indicate in Box 2 ("Special Delivery Instructions--Certificates") of this Amended Letter of Transmittal and Consent Form.

         The undersigned hereby irrevocably constitutes and appoints the Exchange/Solicitation Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Old Notes to the Company or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange/Solicitation Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the captions "The Exchange Offer -- Procedure for Tendering Old Notes" in the Joint Offering Circular/Consent Solicitation Statement and "Modifications to the Exchange Offer and Terms of the New Notes to be Issued in the Exchange Offer--Procedures for Tendering Old Notes--Delivery of Amended Letter of Transmittal and Consent Form" in the Supplement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Joint Offering Circular/Consent Solicitation Statement under the caption "The Exchange Offer--Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the tendered Old Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the tendered Old Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange/Solicitation Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby represents and warrants that the information set forth in Box 1 ("Description of Old Notes Tendered") is true and correct.

         By agreeing to participate in the Exchange Offer, a Holder also agrees to allocate the cash and New Notes received for the Old Notes and accrued and unpaid interest thereon in the same manner in which the Company will make such allocation. The Company will allocate the cash paid in the Exchange Offer first to accrued and unpaid interest on the Old Notes to the extent thereof, and any remaining cash will be allocated to the principal amount of the Old Notes. Based on this allocation method, of the approximate $6.9 million cash to be paid in the Exchange Offer, approximately $4.1 million will be allocated to the payment of interest and $2.8 million will be allocated to the principal amount of the Old Notes.

         To validly tender Old Notes for exchange, Holders of physical certificates representing such Holder's Old Notes must deliver such certificates and all other documents required by this Amended Letter of Transmittal and Consent Form to the Exchange/Solicitation Agent.

         Holders of Old Notes who are tendering their Old Notes by book-entry transfer to the Exchange/Solicitation Agent's account at The Depository Trust Company ("DTC") can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants who are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange/Solicitation Agent's DTC account. DTC will then send an Agent's Message to the

Exchange/Solicitation Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Exchange Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

         THE UNDERSIGNED, BY COMPLETING BOX 1 ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" AND SIGNING THE ATTACHED "TENDERING HOLDER SIGNATURE" BOX, MAY BE DEEMED TO HAVE TENDERED FOR EXCHANGE SUCH HOLDER'S OLD NOTES AND TO HAVE MADE CERTAIN REPRESENTATIONS AS DESCRIBED HEREIN AND IN THE JOINT OFFERING CIRCULAR/CONSENT SOLICITATION STATEMENT. ONLY REGISTERED HOLDERS OF OLD NOTES AND PERSONS AUTHORIZED TO SIGN BY REGISTERED HOLDERS ARE ENTITLED TO TENDER FOR EXCHANGE OLD NOTES. ANY BENEFICIAL OWNER OF OLD NOTES WHO IS NOT THE REGISTERED HOLDER OF THE OLD NOTES MUST ARRANGE PROMPTLY WITH THE REGISTERED HOLDER TO EXCHANGE OLD NOTES ON HIS OR HER BEHALF.

         THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OF THE EXCHANGE OFFER OR THE ACCEPTANCE OF SUCH AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

            PLEASE READ THIS ENTIRE AMENDED LETTER OF TRANSMITTAL AND
                       CONSENT FORM BEFORE SIGNING BELOW


         Holders who wish to tender for exchange their Old Notes must complete Box 1 entitled "Description of Old Notes Tendered" and the box entitled "Tendering Holder Signature" below. If the "Aggregate Amount Tendered" in column
(3) of Box 1 is left blank, the Holder delivering this Amended Letter of Transmittal and Consent Form may be deemed to have authorized tender as to all Old Notes owned by such Holder.

--------------------------------------------------------------------------------
                           TENDERING HOLDER SIGNATURE

               TO TENDER FOR EXCHANGE OLD NOTES, PLEASE SIGN BELOW
                        (SEE PART A INSTRUCTIONS 1 AND 5)
                IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 OR W-8
--------------------------------------------------------------------------------

X
  --------------------------------------------------------------------------
X
  --------------------------------------------------------------------------
   (Signature of Holder(s) or Authorized Signatory

Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) therein or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Amended Letter of Transmittal and Consent Form). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Part A Instruction 5.

Name(s):
        --------------------------------------------------------------------
Capacity:
         -------------------------------------------------------------------
Address:
        --------------------------------------------------------------------

----------------------------------------------------------------------------
(Zip Code)

Area Code and Telephone Number:

----------------------------------------------------------------------------

Tax Identification or Social Security No.:

----------------------------------------------------------------------------


Signature Guarantee
(If required by Part A Instruction 5)

Authorized Signature:

X
 ---------------------------------------------------------------------------

Name:
     -----------------------------------------------------------------------
(Please Print)

Title:
     -----------------------------------------------------------------------

Name of Firm:
             ---------------------------------------------------------------
(Must be an Eligible Institution as defined in Part A Instruction 5)

Address:
        --------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
(Zip Code)

Area Code and Telephone Number:

----------------------------------------------------------------------------

Dated:                               , 1998
      -------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                       BOX 1
                                         DESCRIPTION OF OLD NOTES TENDERED
                                 (ATTACHED ADDITIONAL SIGNED PAGES, IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate
Name(s) and Address(es) of Registered Holder(s),            Certificate          Principal Amount     Aggregate
Exactly as name(s) appear(s) on Old Note Certificate(s)     Number(s) of Old     Represented by       Principal Amount
(Please fill in, if blank)                                  Notes*               Certificate(s)       Tendered**
----------------------------------------------------------------------------------------------------------------------
                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------
                                        TOTAL
----------------------------------------------------------------------------------------------------------------------

*    Need not be completed by persons tendering by book-entry transfer.

** All tenders must be in multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Notes identified in this Box 1 or delivered to the Exchange/Solicitation Agent herewith shall be deemed tendered. See Instruction 4.

/ / CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE/SOLICITATION AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 4).

/ / CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE/SOLICITATION AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 3).

/ /  CHECK HERE IF OLD NOTES ARE BEING DELIVERED HEREWITH.

--------------------------------------------------------------------------------
                                      BOX 2
                  SPECIAL DELIVERY INSTRUCTIONS - CERTIFICATES
                      (SEE PART A INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF UNTENDERED OLD NOTES OR OLD NOTES NOT ACCEPTED FOR EXCHANGE ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail any Old Notes not tendered hereby or not accepted for exchange to:

Name(s):

----------------------------------------------------------------------------
(Please Print)

Address:

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
(Include Zip Code)

Tax Identification or Social Security No.:

----------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 3
                           USE OF GUARANTEED DELIVERY
                           (SEE PART A INSTRUCTION 2)

TO BE COMPLETED ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Holder(s):
                     ----------------------------------------------------------

Window Ticket No. (if any):
                           ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------
Name of Eligible Institution that Guaranteed Delivery:
                                                      -------------------------
If Delivered by Book-Entry Transfer, complete the following:

         DFC Account Number:
                            ---------------------------------------------------
         VOI Number:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                      BOX 4
                           USE OF BOOK-ENTRY TRANSFER
                           (SEE PART A INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF OLD NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              -------------------------------------------------
Account Number:
               ----------------------------------------------------------------
VOI Number:
           --------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                      BOX 5
                           DTC PARTICIPANT INFORMATION
                           (SEE PART A INSTRUCTION 1)

TO BE COMPLETED BY ALL HOLDERS DELIVERING OLD NOTES. NEW NOTES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM:

Name of DTC Participant:
                        --------------------------------------------------------
DTC Participant Number:
                       ---------------------------------------------------------
Contact at DTC Participant:
                           ----------------------------------------------------

--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                 (Telephone No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      BOX 6

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE PART A INSTRUCTION 16)

  To be completed ONLY if in the event the Exchange Offer is consummated and checks for the Tendering Holder's Repurchase Amount are to be issued in the name of someone other than the person who submits this Amended Letter of Transmittal and Consent Form.

ISSUE TO:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
     Social Security Number or Employer Identification Number (A correct taxpayer identification number must also be provided on the Substitute Form W-9 or W-8 included herein.)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                      BOX 7

                    SPECIAL DELIVERY INSTRUCTIONS - PAYMENTS
                           (SEE PART A INSTRUCTION 16)

  To be completed ONLY if in the event the Exchange Offer is consummated and checks for the Tendering Holder's Repurchase Amount are to be sent to someone other than the person who submits this Amended Letter of Transmittal and Consent Form or to an address other than that shown in Box 1 ("Description of Old Notes Tendered") above in this Amended Letter of Transmittal and Consent Form.

Mail To:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       ALL TENDERING HOLDERS MUST COMPLETE THE SUBSTITUTE FORM W-9 OR W-8
                                CONTAINED HEREIN.

                                  SEE PAGE 20.

                               PART II - CONSENTS

    (TO BE COMPLETED BY HOLDERS WHO WISH TO CONSENT TO THE PROPOSED CONSENTS)

         The undersigned is a Holder (as defined in the Offering Circular and Consent Solicitation Statement dated October 23, 1998 and this Amended Letter of Transmittal and Consent Form) of the Old Notes. As a Holder of such Old Notes, the undersigned hereby:

               CONSENTS / /                DOES NOT CONSENT / /

to the following in the event the Exchange Offer is not consummated (the "Proposed Consents"):

1. Until December 15, 2000 (the "Termination Date"), to forbear from exercising any rights and remedies under the Old Notes, the Old Note Indenture, the Guaranty and the Mortgage Documents (as defined in the Old
    Note Indenture) with respect to any failure by the Company to pay principal and interest on the Old Notes when due on December 1, 1998 (the "Maturity Defaults") and any other defaults under the Old Notes, the Indenture, the Guaranty or the Mortgage Documents arising as a direct consequence of the Maturity Defaults;

2. Until the Termination Date, to forbear from exercising any rights and remedies under the Purchase Money Note and related security documents with respect to any failure by PHI to pay principal and interest on the Purchase Money Note when due on December 1, 1998 (the "Purchase Money Note Maturity Defaults") and any other defaults under the Purchase Money Note arising as a direct consequence of the Purchase Money Note Maturity Defaults;

3. To consent to and support a plan of reorganization under Chapter 11 of the Bankruptcy Code which provides for treatment of the Old Notes in a bankruptcy case under Chapter 11 of the Bankruptcy Code that is substantially similar to the treatment of the Old Notes offered in the Exchange; provided that (1) the additional Event of Default described under "Modifications to the Exchange Offer and Terms of the New Notes to be Issued in the Exchange Offer" in the Supplement will occur if the events contemplated by paragraphs (a) or (b) thereof have not occurred by the later of December 31, 1999 or six months after the date a plan of reorganization is confirmed in a Chapter 11 case and (2) the Excess Cash Redemption obligation will commence on the first June 30 or December 31 following the date a plan of reorganization is confirmed (the "Plan"). Such support shall include, without limitation, (i) voting to accept the Plan and making reasonable efforts to obtain confirmation of the Plan, even if the Plan involves a "cramdown" under Section 1129(b) of the Bankruptcy Code of classes of claims, including the class that includes the Old Notes, or equity interests, (ii) not agreeing to, consenting to, recommending or voting for any plan that contains terms inconsistent with the Plan, and
    (iii) not objecting to or otherwise commencing any proceeding to oppose or alter the Plan or taking any action that is inconsistent with, or that would delay solicitation, confirmation, effectiveness or substantial consummation of the Plan; and

4. To amend the provisions of the Old Notes Indenture as described in the Supplement under "Modifications to the Solicitation--Amendments to Old Notes Indenture."

         To validly consent to the Proposed Consents, Holders of physical certificates representing Old Notes must deliver such certificates with respect to which Old Notes such Holders' consents relate and all other documents required by this Amended Letter of Transmittal and Consent Form to the Exchange/Solicitation Agent.

         THE PROPOSED CONSENTS WILL BECOME EFFECTIVE ONLY IF (1) THE EXCHANGE OFFER IS NOT CONSUMMATED AND (2) VALID CONSENTS WITH RESPECT TO AT LEAST $42 MILLION PRINCIPAL AMOUNT OF OLD NOTES HAVE BEEN RECEIVED AND NOT REVOKED AT THE SOLICITATION EXPIRATION DATE.

         ALL OLD NOTES WITH RESPECT TO WHICH CONSENTS BECOME EFFECTIVE MUST BE EVIDENCED IN CERTIFICATED FORM. ANY OLD NOTES WITH RESPECT TO WHICH CONSENTS ARE VALIDLY GIVEN AND NOT REVOKED AND THAT ARE HELD THROUGH DTC WILL BE REISSUED IN CERTIFICATED FORM.

         If the Consents become effective on the Solicitation Expiration Date, any Holder that has furnished a Consent will have agreed (i) not to transfer, sell, assign, encumber or otherwise dispose of the beneficial ownership of the Holder's Old Notes, unless the Holder provides evidence satisfactory to PHI and the Company that the Holder's transferee (and, if different, the beneficial owner of the Old Notes so transferred) has agreed in writing in form and substance satisfactory to PHI and the Company that the transferred Old Notes are subject to the terms of the Consent, and that the transferee (and, if different, the beneficial owner) has agreed to be bound by the terms of the Consent, and (ii) that any Old Notes subject to Consents that are held through DTC will be reissued in certificated form. The restriction on transfer will be noted on the Old Notes with respect to which Consents are received and no such Old Notes will be transferred unless the Holder delivers to the Company an opinion of counsel in form and substance satisfactory to the Company in its sole discretion that the transferee has agreed to and is bound by the Proposed Consents.

         Of the approximate $6.9 million cash to be paid, the Company will allocate approximately $6.5 million to payment of an equivalent principal amount of the Old Notes that are repurchased and approximately $400,000 to the payment of accrued and unpaid interest thereon. By consenting to the Consent Solicitation, a Holder agrees to allocate the cash received for the principal amount of the Old Notes and accrued and unpaid interest thereon in the same manner in which the Company will make such allocation. To the extent Consents are received with respect to less than 100% of the outstanding Old Notes, the principal amount of Old Notes repurchased upon consummation of the Solicitation will be reduced proportionately. For example, if Consents are received with respect to 90% of the outstanding Old Notes (or $54 million), an aggregate of $5.85 million principal amount of Old Notes will be purchased.

         Unless otherwise specified by the undersigned, this Amended Letter of Transmittal and Consent Form relates to all Old Notes of which the undersigned is the Holder. If this Amended Letter of Transmittal and Consent Form relates to less than all of the Old Notes as to which the undersigned is a Holder, the specific Old Notes to which this Amended Letter of Transmittal and Consent Form relates shall be identified in Box A ("Description of Old Notes as to which Consent is Given").

         A Consent hereby given will be binding upon the Holder of the Old Notes who gives such Consent, subject only to revocation by the delivery of a Consent by a subsequent Holder or written notice of revocation by a registered holder, executed and filed in the manner, and at the time, described in the Joint Offering Circular/Consent Solicitation Statement.

         If the Exchange Offer is not consummated but as of the Solicitation Expiration Date the Company has received and accepted Consents with respect to at least $42 million principal amount of outstanding Old Notes and the Proposed Consents become effective, the Consents will become effective and the Company will repurchase on a pro rata basis from all Holders furnishing valid Consents (the "Consenting Holders") an aggregate of $6.5 million principal amount of Old Notes, together with accrued and unpaid interest thereon through the Solicitation Expiration Date. Certificates representing the Old Notes with respect to which Consents are furnished will be canceled, and new certificates will be issued with a principal amount equal to the aggregate principal amount with respect to which Consents are furnished, less the Consenting Holder's Repurchase Amount. The new certificates will contain the restrictions on transfer described above. Any Old Notes subject to Consents that are held through DTC will be reissued in certificated form.

         THE UNDERSIGNED, BY COMPLETING BOX A ENTITLED "DESCRIPTION OF OLD NOTES AS TO WHICH CONSENT IS GIVEN" AND SIGNING THE ATTACHED "CONSENTING HOLDER SIGNATURE" BOX, MAY BE DEEMED TO HAVE CONSENTED AND AGREED TO BE BOUND BY THE PROPOSED CONSENTS WITH RESPECT TO SUCH OLD NOTES, TO HAVE MADE CERTAIN REPRESENTATIONS AS DESCRIBED HEREIN AND IN THE JOINT OFFERING CIRCULAR/CONSENT SOLICITATION STATEMENT. ONLY REGISTERED HOLDERS OF OLD NOTES AS OF THE SOLICITATION EXPIRATION DATE AND PERSONS AUTHORIZED TO SIGN BY REGISTERED

HOLDERS AS EVIDENCED BY THE EXECUTED FORM OF PROXY ATTACHED HERETO ARE ENTITLED TO CONSENT TO THE PROPOSED CONSENTS. IF THE UNDERSIGNED IS NOT THE REGISTERED HOLDER OF THE OLD NOTES, THE UNDERSIGNED MUST HAVE THE REGISTERED HOLDER SIGN THE ATTACHED FORM OF PROXY.

         THE CONSENT SOLICITATION IS NOT BEING MADE TO, NOR WILL THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OF THE CONSENT SOLICITATION OR THE ACCEPTANCE OF SUCH AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

            PLEASE READ THIS ENTIRE AMENDED LETTER OF TRANSMITTAL AND
                       CONSENT FORM BEFORE SIGNING BELOW

         Holders who wish to consent to the Proposed Consents must complete Box A below entitled "Description of Old Notes as to which Consent is Given" and sign below. If the "Principal Amount of Old Notes as to which Consent is Given" in column (4) of Box A is left blank, the Holder delivering this Consent Form may be deemed to have given its Consent as to all Old Notes owned by such Holder.

--------------------------------------------------------------------------------

                           CONSENTING HOLDER SIGNATURE

TO CONSENT TO AND AGREE TO BE BOUND BY THE PROPOSED CONSENTS, PLEASE SIGN BELOW
                      (SEE PART B INSTRUCTIONS 1, 2 AND 3)
                IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 OR W-8

X
   ----------------------------------------------------------------------------
X
   ----------------------------------------------------------------------------
Signature(s) of Holder(s)                                      Date:


                     PLEASE TYPE OR PRINT INFORMATION BELOW
           --------------------------------------------------------------------
Name(s):
           --------------------------------------------------------------------
Capacity:
           --------------------------------------------------------------------
Address:
           --------------------------------------------------------------------
                              (Including Zip Code)

Area Code and
Telephone Number:
                   -------------------------------------------------------------

                             SIGNATURE GUARANTEE
                    (If required; see Part B Instruction 3)

Signature(s)
Guaranteed
by an Eligible
Institution:

                  -------------------------------------------------------------
                                      (Authorized Signature)

                  -------------------------------------------------------------
                                             (Title)

                  -------------------------------------------------------------
                                  (Name of Eligible Institution)

Dated:
            --------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                                        BOX A
                                  DESCRIPTION OF OLD NOTES AS TO WHICH CONSENT IS GIVEN
---------------------------------------------------------------------------------------------------------------------------------

   Name(s) and Address(es) of Registered        Certificate(s) as to which Consent is Given and which are Submitted Herewith
  Holder(s) or Cede & Co. Participant(s)                           (Attach additional list, if necessary)
                                             ------------------------------------------------------------------------------------

                                                                                                           Principal Amount
                                                                             Aggregate Principal          of Old Notes as to
                                                                                  Amount of                 which Consent
                                                   Certificate or                 Old Notes                   is given*
                                                     Cede & Co.                 Represented by               (must be an
                                                       Account                Certificate(s) or           integral multiple
                                                      Number(s)               Held in Account(s)              of $1,000)
                                             ------------------------------------------------------------------------------------
                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
*If the consent form relates to less than the aggregate principal amount of Old Notes registered in the name of the Registered
Holder(s), or held by Cede & Co. for the account of the Participant(s), named above, list the certificate or account numbers and principal amounts of Old Notes to which this consent form relates. Otherwise, this consent form will be deemed to relate to the aggregate principal amount of Old Notes registered in the name or, or held by Cede & Co. for the account of, such Registered
Holder(s) or Participant(s).
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX B
     SPECIAL DELIVERY INSTRUCTIONS - CERTIFICATES-CONSENTS NOT GIVEN OR NOT
                             ACCEPTED AS CONSENTING
                       (SEE PART B INSTRUCTIONS 5 AND 6)

TO BE COMPLETED ONLY IF OLD NOTES WITH RESPECT TO WHICH CONSENTS ARE NOT GIVEN OR ARE NOT ACCEPTED AS CONSENTING ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail any Old Notes with respect to which Consents are not given or are not accepted as consenting to:

Name(s):

--------------------------------------------------------------------------------
(Please Print)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Include Zip Code)

Tax Identification or Social Security No.:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX C
                           USE OF GUARANTEED DELIVERY
                           (SEE PART B INSTRUCTION 2)

TO BE COMPLETED ONLY IF OLD NOTES WITH RESPECT TO WHICH CONSENTS ARE GIVEN ARE BEING DELIVERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Holder(s):
                     -----------------------------------------------------------

Window Ticket No. (if any):
                           -----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                      --------------------------

If Delivered by Book-Entry Transfer, complete the following:

         DFC Account Number:
                            ----------------------------------------------------
         VOI Number:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      BOX D
                           USE OF BOOK-ENTRY TRANSFER
                           (SEE PART B INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF OLD NOTES WITH RESPECT TO WHICH CONSENTS ARE GIVEN IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              --------------------------------------------------
Account Number:
               -----------------------------------------------------------------
VOI Number:
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX E
                          SPECIAL PAYMENT INSTRUCTIONS
                           (See Part B Instruction 16)

     To be completed ONLY if checks for the Consenting Holder's Repurchase Amount are to be issued in the name of someone other than the person who submits this Amended Letter of Transmittal and Consent Form.

ISSUE TO:

Name
    ---------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    Social Security Number or Employer Identification Number (A correct taxpayer identification number must also be provided on the Substitute Form W-9 included herein.)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      BOX G
               SPECIAL DELIVERY INSTRUCTIONS - CERTIFICATED NOTES
                           (See Part B Instruction 15)

    To be completed ONLY if Old Notes with respect to which Consents are validly given and not revoked that are held through DTC and which will be reissued in certificated form are to be issued in the name of someone other than the person who submits this Consent Form or to an address other than that shown in Box 1 ("Description Of Old Notes As To Which Consents Are Given") above in this Amended Letter of Transmittal and Consent Form.

Mail To:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      BOX F
                    SPECIAL DELIVERY INSTRUCTIONS - PAYMENTS
                           (See Part B Instruction 16)

     To be completed ONLY if checks for the Consenting Holder's Repurchase Amount are to be sent to someone other than the person who submits this Amended Letter of Transmittal and Consent Form or to an address other than that shown in Box 1 ("Description Of Old Notes As To Which Consents Are Given") above in this Amended Letter of Transmittal and Consent Form.

Mail To:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL CONSENTING HOLDERS MUST COMPLETE
THE SUBSTITUTE FORM W-9 OR W-8 CONTAINED
HEREIN. SEE PAGE 20.

             FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION


The undersigned hereby irrevocably appoints ___________________________________ __________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the form of Consent on which this form of proxy is set forth with respect to the Old Notes in accordance with the terms of the Consent Solicitation, with all of the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE AT THE DATE OF EFFECTIVENESS OF THE PROPOSED CONSENTS. The aggregate principal amount and serial numbers of Old Notes as to which this Proxy is given are set forth below. If such information is not provided in the boxes below, this Proxy will be deemed to be given as to the total principal amount of Old Notes held by the Holder.


------------------------------------------------------------------------------
 Aggregate Principal Amount of Old Note(s)   |            Certificate Number(s)
------------------------------------------------------------------------------
                                             |
------------------------------------------------------------------------------
                                             |
------------------------------------------------------------------------------
                                             |
------------------------------------------------------------------------------
                                             |
------------------------------------------------------------------------------
                                             |
------------------------------------------------------------------------------

                                  FORM OF PROXY
                            IMPORTANT--READ CAREFULLY

To authorize a proxy this proxy must be executed by the Holder(s) of the Old Notes in exactly the same manner as the name(s) appear(s) on the Old Notes. If Old Notes to which this proxy relates are held by two or more joint holders, all such holders must sign this proxy. If a signature is by a trustee, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and submit appropriate evidence satisfactory to the Company of such person's authority so to act.


--------------------------------------------------------------------------------

                     TO AUTHORIZE A PROXY, PLEASE SIGN BELOW
                        (SEE PART B INSTRUCTIONS 1 AND 3)

X
 -------------------------------------------------------------------------------
X
 -------------------------------------------------------------------------------
Signature(s) of Holder(s)                                     Date:

                     PLEASE TYPE OR PRINT INFORMATION BELOW

Name(a):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                  (Including Zip code)

Area Code and
Telephone Number:
                 ---------------------------------------------------------------

                             SIGNATURE GUARANTEE
                    (If required; see Part B Instruction 3)

Signature(s) Guaranteed
By an Eligible Institution:
                             ---------------------------------------------------
                                         (Authorized Signature)

                             ---------------------------------------------------
                                                 (Title)

                             ---------------------------------------------------
                                      (Name of Eligible Institution

Dated:
      --------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         BACKUP WITHHOLDING INFORMATION

         Upon a successful consummation of the Exchange Offer, the Company will pay in cash accrued and unpaid interest through December 1, 1998 (approximately $4.1 million) with respect to all Old Notes that are properly tendered and not withdrawn and repurchase on a pro rata basis from all Holders who properly tender and do not withdraw Old Notes before the Exchange Expiration Date an aggregate of approximately $2.8 million principal amount of Old Notes (the "Tendering Holder Repurchase Amount"). See "The Exchange Offer--Acceptance of Old Notes for Exchange; Delivery of New Notes; Payment of Interest and Repurchase of Old Notes" in the Joint Offering Circular/Consent Solicitation Statement.

         If the Exchange Offer is not consummated but as of the Solicitation Expiration Date the Company has received and accepted Consents from Holders with respect to at least $42 million principal amount of outstanding Old Notes, the Proposed Consents will become effective and the Company will repurchase on a pro rata basis from the Holders of Old Notes with respect to which Consents have been properly furnished and not revoked an aggregate of $6.5 million principal amount of Old Notes (assuming Consents are received with respect to 100% of the outstanding Old Notes), together with accrued and unpaid interest thereon (approximately $400,000) through the Solicitation Expiration Date (the "Consenting Holder Repurchase Amount").

         Under the United States Federal income tax law, payments that are made to a Holder with respect to his or her tender or consent may be subject to backup withholding. A holder whose tender or consent is accepted and who is not an exempt recipient must provide the Company with his or her correct taxpayer identification number on Substitute Form W-9 below, or if such Holder is an exempt foreign person, submit a substitute Form W-8 below in order to avoid backup withholding. If such Holder is an individual, the taxpayer identification number generally is his or her social security number. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. In addition, if the Company is not provided with the correct taxpayer information, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Holders who are exempt recipients (including corporations) are not subject to these backup withholding and reporting requirements.

         If backup withholding applies, the Company is required to withhold 31% of any such payments made to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an over-payment of taxes, a refund may be obtained from the Internal Revenue Service.

                       PAYER'S NAME: PIONEER FINANCE CORP.
               (See Part A Instruction 8 and Part B Instruction 5)

---------------------------------------------------------------------------------------------------------------------------------

                           Business name:
                           ------------------------------------------------------------------------------------------------------

                           Please check appropriate box:
                           / / Individual/Sole proprietor      / / Corporation       / / Partnership      / / Other
                           ------------------------------------------------------------------------------------------------------

                                                                                               ----------------------------------
                           PART 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY   Social Security Number or
SUBSTITUTE                 SIGNING AND DATING BELOW.                                           Employee Identification Number
                           ------------------------------------------------------------------------------------------------------
FORM W-9
                           PART 2-Certification-Under Penalties of Perjury, I certify that:
Department of the
Treasury                   (1)   The number shown on this form is my correct Taxpayer                          PART 3-
Internal Revenue Service         Identification Number (or I am waiting for a number to be issued to me) and

                           (2)   I am not subject to backup withholding because (a) I am exempt             Awaiting TIN
Payer's Request for              from backup withholding, or (b) I have not been notified
Taxpayer Identification          by the Internal Revenue Service ("IRS") that I am subject to                     / /
Number ("TIN")                   backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                           ------------------------------------------------------------------------------------------------------

                           CERTIFICATION INSTRUCTIONS-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                           SIGNATURE                                                     DATE              , 1998
                                    -----------------------------------------------------    --------------
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY EXCHANGE OR CONSENT PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                      IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

          CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


                                              Date:                      , 1998
------------------------------------------         ----------------------
               Signature
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                            Name:
                            -----------------------------------------------------------------------------------------------------

SUBSTITUTE                  Address:
                            -----------------------------------------------------------------------------------------------------

                            TIN (if any):
                            -----------------------------------------------------------------------------------------------------
FORM W-8
                            I (we) certify under penalties of perjury that:
Department of the
Treasury Internal           _____1.  I am not a citizen of the United States and I am neither a lawful
Revenue Service                      permanent resident of the United States nor have I been, nor do I reasonably expect to be, present in the United States for a period aggregating 183 or more days during the calendar year; or
Non-U.S. Persons
Only
                            _____2.  We are a foreign corporation, partnership,estate or trust.

Taxpayer Identification
                            -----------------------------------------------------------------------------------------------------
Number ("TIN")
                            Signature:                                             Date:
                                      --------------------------------------             ----------------------------------------
                            Signature:                                             Date:
                                      --------------------------------------             ----------------------------------------
                            -----------------------------------------------------------------------------------------------------

                            Accepted by:

                            Signature:
                                      --------------------------------------
                            Printed Name:                                          Title:
                                        ------------------------------------             ----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF EXCHANGE OR CONSENT PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         INSTRUCTIONS TO AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM
       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND
                              CONSENT SOLICITATION

A.       TENDERING OLD NOTES FOR EXCHANGE

         1. DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM AND OLD NOTES. This Amended Letter of Transmittal and Consent Form is to be completed by Holders of tendered Old Notes, if physical certificates representing such tendered Old Notes are to be forwarded herewith pursuant to the procedures set forth in the Supplement under "Modifications to the Exchange Offer and Terms of the New Notes to be Issued in the Exchange Offer--Procedures for Tendering Old Notes--Delivery of Amended Letter of Transmittal and Consent Form." For a Holder of physical certificates to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed copy of this Amended Letter of Transmittal and Consent Form, including the Substitute Form W-9 or W-8, and any other documents required by this Amended Letter of Transmittal and Consent Form must be received by the Exchange/Solicitation Agent at its address set forth herein, and certificates for tendered Old Notes must be received by the Exchange/Solicitation Agent at its address set forth herein prior to the Exchange Expiration Date. Any financial institution that is a participant in DTC (the "Book-Entry Transfer Facility") may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange/Solicitation Agent in accordance with DTC's ATOP procedures for such transfer prior to the Exchange Expiration Date. The Exchange/Solicitation Agent will make available its general participant account for the Old Notes at the Book-Entry Transfer Facility for purposes of the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility may make a book-entry delivery of Old Notes by causing the Book-Entry Transfer Facility to transfer Old Notes to the Exchange/Solicitation Agent's account prior to the Exchange Expiration Date. Delivery of an Amended Letter of Transmittal and Consent Form to a Book-Entry Transfer Facility will not constitute valid delivery to the Exchange/Solicitation Agent. The method of delivery of certificates for tendered Old Notes, this Amended Letter of Transmittal and Consent Form, and all other required documents to the Exchange/Solicitation Agent is at the election and risk of the tendering Holder and the delivery will be deemed made only when actually received by the Exchange/Solicitation Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Amended Letter of Transmittal and Consent Form or tendered Old Notes should be sent to the Company. Neither the Company nor the Exchange/Solicitation Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the closing of the Exchange Offer. NEW NOTES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM THROUGH DTC AND ONLY TO THE DTC ACCOUNT OF THE TENDERING HOLDER OR THE TENDERING HOLDER'S CUSTODIAN. ACCORDINGLY, A HOLDER WHO TENDERS OLD NOTES MUST SPECIFY IN BOX 5 THE DTC PARTICIPANT NAME, NUMBER AND CONTACT INFORMATION TO WHICH THE NEW NOTES SHOULD BE DELIVERED.

         DELIVERY OF EITHER THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM OR THE ORIGINAL LETTER OF TRANSMITTAL AND CONSENT FORM (BLUE) WHICH ACCOMPANIED THE JOINT OFFERING CIRCULAR/CONSENT SOLICITATION STATEMENT WILL SATISFY THE LETTER OF TRANSMITTAL AND CONSENT FORM DELIVERY REQUIREMENTS FOR VALIDLY TENDERING OLD NOTES IN THE EXCHANGE. ANY HOLDER THAT SUBMITS THE ORIGINAL LETTER OF TRANSMITTAL AND CONSENT FORM (BLUE) AND DOES NOT WITHDRAW SUCH HOLDER'S TENDER PRIOR TO THE EXCHANGE EXPIRATION DATE WILL BE DEEMED TO HAVE TENDERED IN THE EXCHANGE OFFER AS AMENDED BY THE SUPPLEMENT.

         2. GUARANTEED DELIVERY PROCEDURES. If a Holder desires to tender Old Notes pursuant to the Exchange Offer and (a) certificates representing such tendered Old Notes are not immediately available, (b) time will not permit such Holder's Amended Letter of Transmittal and Consent Form, certificates representing such tendered Old Notes, and all other required documents to reach the Exchange/Solicitation Agent on or prior to the Exchange Expiration Date, or
(c) the procedures for book-entry transfer cannot be completed on or prior to the Exchange Expiration Date, such Holder may tender Old Notes with the effect that such tender will be deemed to have been received on or prior to the Exchange Expiration Date if the procedures set forth below and in the Joint Offering Circular/Consent Solicitation Statement under "The Exchange Offer--Guaranteed Delivery Procedures" (including the completion of Box 3 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined herein), (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange/Solicitation Agent on or prior to the Exchange Expiration Date and
(iii) the certificates for the tendered Old Notes, in proper form for transfer

(or a Book-Entry Confirmation of the transfer of such tendered Old Notes to the Exchange/Solicitation Agent's account at DTC as described in the Joint Offering Circular/Consent Solicitation Statement), together with an Amended Letter of Transmittal and Consent Form (or manually signed facsimile thereof) properly completed and duly executed with any required signature guarantees and any other documents required by the Amended Letter of Transmittal and Consent Form or a properly transmitted Agent's Message must be received by the Exchange/Solicitation Agent within four New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange/Solicitation Agent receives the Notice of Guaranteed Delivery relating to such tendered Old Notes prior to the Exchange Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Amended Letter of Transmittal and Consent Form properly completed and executed by a Holder who attempted to use the guaranteed delivery process.

         HOLDERS OF OLD NOTES TO BE TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY MAY USE THE NOTICE OF GUARANTEED DELIVERY (TAN) DELIVERED WITH THE OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT DATED OCTOBER 23, 1998.

         3. BENEFICIAL OWNER INSTRUCTIONS TO HOLDERS. Only a Holder in whose name Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Amended Letter of Transmittal and Consent Form. Any Beneficial Owner of Old Notes who is not the Holder must arrange promptly with the Holder to exchange Old Notes on his or her behalf.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the Holder is tendered, the Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange/Solicitation Agent will be deemed to have been tendered for exchange unless otherwise indicated. If the entire principal amount of Old Notes held by the Holder is not tendered for exchange, then new certificates representing the Old Notes for the principal amount of Old Notes not tendered for exchange will be sent to the Holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions - Certificates" (Box 2) on this Amended Letter of Transmittal and Consent Form, as soon as practicable following the Exchange Expiration Date.

         5. SIGNATURES ON THE AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Amended Letter of Transmittal and Consent Form is signed by the Holder(s) of the tendered Old Notes, the signature must be in exactly the same manner as the name(s) appears on the tendered Old Notes.

         If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Amended Letter of Transmittal and Consent Form. If any tendered Old Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Amended Letter of Transmittal and Consent Form as there are different names in which such tendered Old Notes are held.

         If this Amended Letter of Transmittal and Consent Form is signed by the Holder(s) of Old Notes, then such Holder(s) need not and should not endorse any Old Notes nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the tendered Old Notes or transmit a properly completed separate bond power with this Amended Letter of Transmittal and Consent Form with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

         If this Amended Letter of Transmittal and Consent Form is signed by a person other than the Holder(s) of any tendered Old Notes, such tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the Holder(s) appear(s) on the tendered Old Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

         If this Amended Letter of Transmittal and Consent Form or any tendered Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Amended Letter of Transmittal and Consent Form.

         Signatures on this Amended Letter of Transmittal and Consent Form must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Old Notes are tendered (i) by the Holder of the Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed Box 2 ("Special Delivery Instructions") on this Amended Letter of Transmittal and Consent Form, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the tendered Old Notes are registered in the name of a person other than the signer of the Amended Letter of Transmittal and Consent Form or if Old Notes not tendered are to be returned to a person other than the Holder, then the signature on this Amended Letter of Transmittal and Consent Form accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial Owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

         6. SPECIAL DELIVERY INSTRUCTIONS. Holders should indicate in Box 2 ("Special Delivery Instructions--Certificates") the name and address to which substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Amended Letter of Transmittal and Consent Form. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, substitute Old Notes for amounts not tendered or not exchanged are to be delivered to, or are to be registered in the name of, any person other than the Holder of Old Notes, tendered, or if tendered Old Notes are registered in the name of any person other than the person signing this Amended Letter of Transmittal and Consent Form, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or on any other person) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Amended Letter of Transmittal and Consent Form, the amount of such transfer taxes will be billed directly to such Holder and/or withheld from any payments due with respect to the Old Notes tendered by such Holder.

         It will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Amended Letter of Transmittal and Consent Form.

         8. TAX IDENTIFICATION NUMBER. The tendering Holder(s) of any Old Notes which are accepted for exchange must provide the Exchange/Solicitation Agent with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. In the case of a tendering Holder who has completed Box 6 entitled "Special Payment Instructions" above, however, the correct TIN on the Substitute Form W-9 or W-8 should be provided for the recipient of the Tendering Holder's Repurchase Amount delivered pursuant to such instructions. Failure to provide the information on the Form W-9 or W-8 will cause the Company to withhold 31% of any payments made to the consenting Holder or such recipient, as the case may be, until such information is received. See "Backup Withholding Information" above.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company in its sole discretion, which resolution will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of the Exchange Offer including the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Amended Letter of Transmittal and Consent Form and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange/Solicitation Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange/Solicitation Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange/Solicitation Agent to the Holders, unless otherwise provided in this Amended Letter of Transmittal and Consent Form, as soon as practicable following the Exchange Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Old Notes.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Amended Letter of Transmittal and Consent Form will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any Holder whose tendered Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange/Solicitation Agent at the address indicated herein for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Joint Offering Circular/Consent Solicitation Statement, the Supplement or this Amended Letter of Transmittal and Consent Form may be directed to the Exchange/Solicitation Agent at the addresses and telephone numbers indicated herein. Holders may also contact their broker, dealer, commercial bank, trust, company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes and, as soon as practicable after the Exchange Expiration Date, will issue New Notes in a principal amount equal to the Exchanged Amount (less the principal amount of such Old Notes repurchased in the Exchange. See "The Exchange Offer--Repurchase of Old Notes" in the Joint Offering Circular/Consent Solicitation Statement). For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange/Solicitation Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions--Certificates" (Box 2).

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Joint Offering Circular/Consent Solicitation Statement under the caption "The Exchange Offer--Withdrawal Rights."

         16. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS OF TENDERING HOLDER'S REPURCHASE AMOUNT. Tendering Holders should indicate, in the applicable box, the name and address to which the Tendering Holder's Repurchase Amount is to be sent or issued, if different from the name and address of the person submitting the Amended Letter of Transmittal and Consent Form. In the case of issuance or payment in a different name, the tax identification number of the person named must also be indicated and a Substitute Form W-9 for such recipient must also be completed. See Instruction 8. If no such instructions are given, the Tendering Holder's Repurchase Amount will be sent to the name and address of the person signing this Amended Letter of Transmittal and Consent Form.

B.       CONSENTING TO PROPOSED CONSENTS

         1. DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM AND OLD NOTES. This Amended Letter of Transmittal and Consent Form is to be completed by Holders of Old Notes with respect to which Consents are to be furnished, if physical certificates representing such Old Notes are to be forwarded herewith pursuant to the procedures set forth in the Joint Offering Circular/Consent Solicitation under "The Solicitation -- Procedures for Furnishing Consents" and in the Supplement under "Modifications to the Solicitation--Procedures for Furnishing Consents--Delivery of Amended Letter of Transmittal and Consent Form." For a Holder of physical certificates to deliver a valid Consent pursuant to the Consent Solicitation, a properly completed and duly executed copy of this Amended Letter of Transmittal and Consent Form, including the Substitute Form W-9 or W-8, and any other documents required by this Amended Letter of Transmittal and Consent Form must be received by the Exchange/Solicitation Agent at its address set forth herein, and certificates representing Old Notes must be received by the Exchange/Solicitation Agent at its address set forth herein, prior to the Solicitation Expiration Date. Any financial institution that is a participant in DTC (the "Book-Entry Transfer Facility") may cause DTC to transfer Old Notes to the Exchange/Solicitation Agent in accordance with DTC's procedures for such transfer prior to the Solicitation Expiration Date. The Exchange/Solicitation Agent will make available its general participant account for the Old Notes at the Book-Entry Transfer Facility for purposes of the Consent Solicitation. Any financial institution that is a participant in the Book-Entry Transfer Facility may make a book-entry delivery of Old Notes by causing the Book-Entry Transfer Facility to transfer Old Notes to the Exchange/Solicitation Agent's account prior to the Solicitation Expiration Date. Delivery of an Amended Letter of Transmittal and Consent Form to a Book-Entry Transfer Facility will not constitute valid delivery to the Exchange/Solicitation Agent. The method of delivery of this Amended Letter of Transmittal and Consent Form, certificates for Old Notes subject to the Consents furnished and all other required documents to the Exchange/Solicitation Agent is at the election and risk of the consenting Holder and the delivery will be deemed made only when actually received by the Exchange/Solicitation Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Amended Letter of Transmittal and Consent Form or Old Notes should be sent to the Company. Neither the Company nor the Exchange/Solicitation Agent is under any obligation to notify any consenting holder of the Company's acceptance of Consents prior to the closing of the Consent Solicitation.

         DELIVERY OF EITHER THIS AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM OR THE ORIGINAL LETTER OF TRANSMITTAL AND CONSENT FORM (BLUE) WHICH ACCOMPANIED THE JOINT OFFERING CIRCULAR/CONSENT SOLICITATION STATEMENT WILL SATISFY THE LETTER OF TRANSMITTAL AND CONSENT FORM DELIVERY REQUIREMENTS FOR FURNISHING VALID CONSENTS IN THE SOLICITATION. ANY HOLDER THAT SUBMITS THE ORIGINAL LETTER OF TRANSMITTAL AND CONSENT FORM (BLUE) AND DOES NOT REVOKE SUCH HOLDER'S CONSENT PRIOR TO THE SOLICITATION EXPIRATION DATE WILL BE DEEMED TO HAVE FURNISHED THE CONSENTS AS AMENDED BY THE SUPPLEMENT.

         2. GUARANTEED DELIVERY PROCEDURES. If a Holder desires to deliver Old Notes with respect to which Consents are given pursuant to the Consent Solicitation and (a) certificates representing such Old Notes are not immediately available, (b) time will not permit such Holder's Amended Letter of Transmittal and Consent Form, certificates representing such tendered Old Notes and all other required documents to reach the Exchange/Solicitation Agent on or prior to the Solicitation Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Solicitation Expiration Date, such Holder may deliver a Consent and the Old Notes subject to the Consent with the effect that such Consent will be deemed to have been received on or prior to the Solicitation Expiration Date if the procedures set forth below and in the Joint Offering Circular/Consent Solicitation Statement under "The Solicitation--Guaranteed Delivery Procedures" (including the completion of Box C above) are followed. Pursuant to such procedures, (i) the delivery must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange/Solicitation Agent on or prior to the Solicitation Expiration Date and (iii) the certificates for the Old Notes subject to the Consent, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Old Notes to the Exchange/Solicitation Agent's account at DTC as described in the Joint Offering Circular/Consent Solicitation Statement), together with an Amended Letter of Transmittal and Consent Form (or manually signed facsimile thereof) properly completed and duly executed with any required signature guarantees and any other documents required by the Amended Letter of Transmittal and Consent Form or a properly transmitted Agent's Message must be received by the Exchange/Solicitation Agent within four New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to deliver Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange/Solicitation Agent receives the Notice of Guaranteed Delivery relating to such Old Notes subject to a Consent prior to the Solicitation Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself affect the validity or effect a revocation of any Amended Letter of Transmittal and Consent Form properly completed and executed by a Holder who attempted to use the guaranteed delivery process.

         HOLDERS OF OLD NOTES TO BE DELIVERED IN CONNECTION WITH CONSENTS PURSUANT TO A NOTICE OF GUARANTEED DELIVERY MAY USE THE NOTICE OF GUARANTEED DELIVERY (TAN) DELIVERED WITH THE OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT DATED OCTOBER 23, 1998.

         3. BENEFICIAL OWNER INSTRUCTIONS TO HOLDERS. Only a Holder in whose name Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Amended Letter of Transmittal and Consent Form. Any Beneficial Owner of Old Notes who is not the Holder must arrange promptly with the Holder to deliver Consents on his or her behalf.

         4. PARTIAL CONSENTS. Consents with respect to Old Notes will be accepted only in multiples of $1,000 in principal amount. If Consents are furnished with respect to less than the entire principal amount of Old Notes held by the Holder, the Holder should fill in the principal amount with respect to which Consents are furnished in the column labeled "Aggregate Principal Amount As to Which Consent is Given" of the box entitled "Description of Old Notes as to which Consent is Given" (Box A) above. Consents will be deemed to have been furnished with respect to the entire principal amount of Old Notes held by a Holder and delivered to the Exchange/Solicitation Agent unless otherwise indicated. If Consents are not furnished with respect to the entire principal amount of Old Notes held by the Holder, then certificates will be issued representing the Old Notes (i) for the principal amount of Old Notes subject to the Consents, with the restrictions on transfer noted, and (ii) for the principal amount of Old Notes not subject to Consents, which will not be subject to restrictions on transfer. Certificates will be sent to the Holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions--Certificates" (Box B) in this Amended Letter of Transmittal and Consent Form, as soon as practicable following the Solicitation Expiration Date.

         5. SIGNATURES ON THE AMENDED LETTER OF TRANSMITTAL AND CONSENT FORM; POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Amended Letter of Transmittal and Consent Form is signed by the Holder(s) of the Old Notes with respect to which Consents are given, the signature must be in exactly the same manner as the name(s) appears on the such Old Notes.

         If any of the Old Notes with respect to which Consents are given are owned of record by two or more joint owners, all such owners must sign this Amended Letter of Transmittal and Consent Form. If any Old Notes with respect to which Consents are given are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Amended Letter of Transmittal and Consent Form as there are different names in which such tendered Old Notes are held.

         If this Amended Letter of Transmittal and Consent Form is signed by the Holder(s) of Old Notes, then such Holder(s) need not and should not endorse any Old Notes nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the Old Notes with respect to which Consents are given or transmit a properly completed separate bond power with this Amended Letter of Transmittal and Consent Form with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

         If this Amended Letter of Transmittal and Consent Form is signed by a person other than the Holder(s) of any Old Notes with respect to which Consents are given, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the Holder(s) appear(s) on such Old Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

         If this Amended Letter of Transmittal and Consent Form or any Old Notes with respect to which Consents are given or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Amended Letter of Transmittal and Consent Form.

         Signatures on this Amended Letter of Transmittal and Consent Form must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Consents are given with respect to Old Notes that are delivered (i) by the Holder of the Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed Box B ("Special Delivery Instructions--Certificates") on this Amended Letter of Transmittal and Consent Form, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Old Notes with respect to which Consents are given are registered in the name of a person other than the signer of the Amended Letter of Transmittal and Consent Form or if Old Notes for which Consents are not given are to be returned to a person other than the Holder, then the signature on this Amended Letter of Transmittal and Consent Form accompanying such Old Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial Owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to deliver Consents with respect to such Old Notes.

         6. SPECIAL DELIVERY INSTRUCTIONS. Holders should indicate in Box B ("Special Delivery Instructions--Certificates") the name and address to which substitute Old Notes (whether for Old Notes that are subject or not subject to Consents) are to be sent, if different from the name and address of the person signing this Amended Letter of Transmittal and Consent Form. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TAX IDENTIFICATION NUMBER. The Holder(s) of any Old Notes for which Consents are accepted must provide the Exchange/Solicitation Agent with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. In the case of a Consenting Holder who has completed Box E entitled "Special Payment Instructions" above, however, the correct TIN on the Substitute Form W-9 should be provided for the recipient of the Consenting Holder's Repurchase Amount delivered pursuant to such instructions. Failure to provide the information on the Form W-9 will cause the Company to withhold 31% of any payments made to the consenting Holder or such recipient, as the case may be, until such information is received. See "Backup Withholding Information" above.

         8. VALIDITY OF CONSENTS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and revocation of Consents will be resolved by the Company in its sole discretion, which resolution will be final and binding. The Company reserves the right to reject any and all Consents not validly furnished or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities of the Consent Solicitation including the ineligibility of any Holder who seeks to furnish Consents. The interpretation of the terms and conditions of the Consent Solicitation (including this Amended Letter of Transmittal and Consent Form and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with delivery of Consents must be cured within such time as the Company shall determine. Neither the Company, the Exchange/Solicitation Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to delivery of Consents, nor shall any of them incur any liability for failure to give such notification. Consents will not be deemed to have been delivered until such defects or irregularities have been cured or waived. Any Old Notes with respect to which Consents are given and received by the Exchange/Solicitation Agent that are not properly given and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange/Solicitation Agent to the Holders, unless otherwise provided in this Amended Letter of Transmittal and Consent Form, as soon as practicable following the Solicitation Expiration Date.

         9. WAIVER OF TERMS. The Company reserves the absolute right to amend, waive or modify any of the terms in the Consent Solicitation in the case of any Old Notes.

         10. NO CONDITIONAL CONSENTS. No alternative, conditional, irregular, or contingent Consents with respect to Old Notes or transmittal of this Amended Letter of Transmittal and Consent Form will be accepted.

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any Holder whose Old Notes with respect to which Consents are furnished have been mutilated, lost, stolen or destroyed should contact the Exchange/Solicitation Agent at the address indicated herein for further instructions.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Joint Offering Circular/Consent Solicitation Statement, the Supplement or this

Amended Letter of Transmittal and Consent Form may be directed to the Exchange/Solicitation Agent at the addresses and telephone numbers indicated therein. Holders may also contact their broker, dealer, commercial bank, trust, company or other nominee for assistance concerning the Consent Solicitation.

         13. ACCEPTANCE OF CONSENTS; RETURN OF OLD NOTES. Subject to the terms and conditions of the Consents Solicitation, the Company will accept all validly delivered Consents and, as soon as practicable after the Solicitation Expiration Date, will reissue Old Notes with the restriction on transfer noted in a principal amount equal to the principal amount of Old Notes with respect to which Consents are given, less the principal amount of such Old Notes repurchased in the Consent Solicitation. See "Modification to the Solicitation--Repurchase of Old Notes" in the Supplement. For purposes of the Consent Solicitation, the Company shall be deemed to have accepted Consents and Consents will become effective when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange/Solicitation Agent. If any Old Notes are delivered in connection with Consents that do not become effective for any reason, such Old Notes will be returned, without expense, to the Holder at the address shown in Box A or at a different address as may be indicated herein under "Special Delivery Instructions--Certificates" (Box B).

         14. REVOCATION. Consents may be revoked only pursuant to the procedures set forth in the Joint Offering Circular/Consent Solicitation Statement under the caption "The Solicitation--Revocation of Consents."

         15. SPECIAL DELIVERY INSTRUCTIONS--CERTIFICATED NOTES. Consenting Holders should indicate, in Box G, the name in which certificates are to be issued and the address to which certificates are to be sent for the Old Notes which will be reissued in certificated form, if different from the name and address of the person submitting this Amended Letter of Transmittal and Consent Form.

         16. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS OF CONSENTING HOLDER'S REPURCHASE AMOUNT. Consenting Holders should indicate, in the applicable box, the name and address to which the Consenting Holder's Repurchase Amount is to be sent or issued, if different from the name and address of the person submitting the Amended Letter of Transmittal and Consent Form. In the case of issuance or payment in a different name, the tax identification number of the person named must also be indicated and a Substitute Form W-9 for such recipient must also be completed. See Instruction 7. If no such instructions are given, the Consenting Holder's Repurchase Amount will be sent to the name and address of the person signing this Amended Letter of Transmittal and Consent Form.